Exhibit 10.10.2

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 230.406

FIRST AMENDMENT TO THE CAPACITY PURCHASE AGREEMENT

This First Amendment (this “Amendment”) to that certain Capacity Purchase Agreement, among United Airlines, Inc., a Delaware corporation (“United”), Mesa Airlines, Inc., a Nevada corporation (“Contractor”) and Mesa Air Group, Inc., a Nevada Corporation (“Parent”), dated as of August 29, 2013 (as previously amended by the parties thereto, the “Agreement”) is entered into by and between United, Contractor, and Parent and is effective as of September 12, 2014 (or as of a different date if expressly so provided below).

WHEREAS, the parties desire to amend certain provisions of the Agreement related to (i) United Cancelled Flights (as such term is defined in this Amendment) (ii) prepayment and reconciliation of aircraft property taxes, (iii) Customer Satisfaction Performance Metric as described in Schedule 4 of the Agreement, (iv) the definition of ‘Special Cause’, and (v) Schedules 2A and 2B of the Agreement to include the increase in block hour rate due to FAR 117, all in accordance with the terms and conditions of this Amendment: and

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Effective as of August 29, 2013, Section 2.1.(c) of the Agreement is hereby deleted and replaced with the following:

“(c) Flight Schedules. United shall, in its sole discretion, establish and publish all schedules for the Covered Aircraft (such scheduled flights, together with Charter Flights, referred to herein as “Scheduled Flights”), including determining the city-pairs served, frequencies, utilization and timing of scheduled arrivals and departures, and shall, in its sole discretion, make all determinations regarding the establishment and scheduling of any flights other than Scheduled Flights; provided that such schedules shall be subject to Reasonable Operating Constraints and Conditions and the provisions of this Section 2.1; and provided further that Contractor shall operate all Charter Flights in accordance with the provisions set forth on Exhibit P; and provided further that Scheduled Flights may include flights from a maintenance base to any Applicable Airport or from one Hub Airport to another Hub Airport. United shall also be entitled, in its sole discretion and at any time prior to takeoff, to direct Contractor to delay or cancel a Scheduled Flight, including without limitation for delays and cancellations that are ATC or weather related, and Contractor shall take all necessary action to give effect to any such direction; provided that, with respect to the CRJ Covered Aircraft only, if United, following delivery of a Final Monthly Schedule, directs the cancellation of flights (each, a “United Cancelled Flight” and collectively, the “United Cancelled Flights”) and that flight cancellation is coded in United’s systems as a United initiated cancel then United shall pay Contractor in accordance with the rates set forth in Schedule 2B for each United Cancelled Flight, as if each such United Cancelled Flight had been operated as contemplated in the Final Monthly Schedule as the sole compensation for such flight. Except as otherwise provided in the last sentence of this Section 2.l(c), any Scheduled Flight canceled at United’s direction shall be coded in accordance with United’s standard practices as an Uncontrollable Cancelation for all purposes hereunder. Contractor shall be entitled to make such maintenance, ferry and repositioning flights as may be required to facilitate the proper maintenance of the Covered Aircraft or to accommodate the Scheduled Flights. At least sixty (60) calendar days prior to the first day of each month to which a proposed Final Monthly Schedule relates, United shall present a planned flight schedule for such month, together with a proposed Final Monthly Schedule for the following two (2) months (the “Initial Proposed Monthly Schedule”). In addition, United may from time to time submit to Contractor a schedule of proposed block hours for future periods and request confirmation from Contractor as to its availability to operate the Covered Aircraft for such number of block hours, and Contractor shall respond in a timely manner to any such request (it being understood that, notwithstanding any such request or response, the Scheduled Flights shall operate in accordance with the applicable Final Monthly Schedule). United shall review and consider any changes to the planned flight schedule for the Covered Aircraft, including the Initial Proposed Monthly Schedule, suggested by Contractor. Not later than forty-five (45) calendar days prior to the beginning of the calendar month to which a proposed Final Monthly Schedule relates, United win deliver to Contractor the Final Monthly Schedule. Following such delivery of the Final Monthly Schedule, however, United may make such adjustments to such Final Monthly Schedule as it deems appropriate (subject to Reasonable Operating Constraints and Conditions); provided that such adjustments by United shall not require more flight crew resources to operate the Final Monthly Schedule, based on reasonable flight crew requirements, than the flight crew resources that would have been necessary to operate the Initial Proposed Monthly Schedule. In addition, if, after such delivery of the Final Monthly Schedule, United decides to adjust the Final Monthly Schedule by removing a flight either (x) at Contractor’s request or (y) because United reasonably determines, in good faith, that (I) (after having consulted directly with a designated point of contact with Contractor in an effort to resolve any concerns regarding Contractor’s ability to perform) such flight would have resulted in a Controllable Cancellation and (II) Contractor has not acted in accordance with, or complied with United Express’s standard and/or customary operating policy and/or past practices in promptly and accurately, to the best of its knowledge, notifying United of Contractor’s ability to perform such flight, then, in each case of clause (x) and (y), notwithstanding the removal of such flight from the Final Monthly Schedule, such flight shall be deemed to have resulted in a Controllable Cancellation for all purposes hereunder.”

2.

The revised rates “for each block hour” set forth in the revised Schedules 2A and 2B of the Agreement attached hereto and incorporated herein by reference reflect the outcome of the parties’ commercially reasonable efforts to determine the actual cost impact to Contractor of the implementation of the Pending Rules (as such term is defined in Section 3.1 (b) of the Agreement) and by mutual agreement, the revised rates “for each block hour” set forth in the initial table of each of the revised Schedules 2A and 2B will be retroactively applied to January 4, 2014 notwithstanding anything to the contrary in Section 3.1 (b) of the Agreement. Accordingly, the parties hereby agree that the requirements of Section 3.1(b) (y) of the Agreement are satisfied and, as such, Section 3.1(b) of the Agreement is of no further force and effect.

3.	Section 3.2.(d).(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(iii) Setting All Performance Levels. Immediately following the periodic establishment of the Operating Goals, constituting the low end of “B” Performance Level, and using the Grade Widths, the level of performance corresponding to each of the “A,” “B,” “C, “D” for On- Time Zero Operating Goal and the Controllable Completion Operating Goal and for “A,” “B,” “C,” “D,” “DI” and “02” Performance Levels for the Customer Satisfaction Operating Goal will be computed, provided that the “A” Performance Level shall extend to [***], the “D” Performance Level shall extend to [***] for the On-Time Zero Operating Goal and the Controllable Completion Operating Goal and the “D2” Performance Level shall extend below [***] for the Customer Satisfaction Operating Goal. For example, if the Controllable Completion Operating Goal for a measurement period is determined to be [***], such number shall be the lowest end of the “B” Performance Level. Applying the methodology, in the Grade Width table referenced above, the bottom of the “A” Performance Level would be [***]. Furthermore, the bottom of the “C” Performance Level would be [***]. Based on these numbers and the Grade Widths, and before application of any Seasonality Adjustment Factors, the range of the Performance Levels would be as follows:

“A” Performance Level	=	[***]
“B” Performance Level	=	[***]
“C” Performance Level	=	[***]
“D” Performance Level	=	[***]

As a second example pertaining to the Customer Satisfaction Operating Goal, if the Customer Satisfaction Operating Goal for a measurement period is determined to be [***], based on the Grade Width table referenced above, the range of the Performance Levels would be as follows:

“A” Performance Level	=	[***]
“B” Performance Level	=	[***]
“C” Performance Level	=	[***]
“D” Performance Level	=	[***]
“D1” Performance Level	=	[***]
“D2” Performance Level	=	[***]

4.	Section 3.2.(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Markup. Following the determination of each Contractor Grade for each month, any applicable markup amount (in the case of E175 Covered Aircraft) or markup percentage or markup amount (in the case of CRJ Covered Aircraft), as the case may be, shall be determined pursuant to Schedule 4. and such markup amount shall be paid (in the case of El 75 Covered Aircraft) or such markup percentage or markup amount shall be applied (in the case of CRJ Covered Aircraft) to the Compensation for Carrier Controlled Costs (excluding the rate “per aircraft per month”), as the case may be, as part of the reconciliation process set forth in Section 3.6 (any such payment owed to Contractor by United associated with such markup amount (in the case of E175 Covered Aircraft), together with any such application of markup percentage or amount to Compensation for Carrier Controlled Costs (in the case of CRJ Covered Aircraft), an “Incentive Markup Payment”).”

5.	Effective as of August 29, 2013, Section 3.6. (b). (i) of the Agreement is hereby amended to add a subsection (N), as follows:

“(N) With respect to United Cancelled Flights utilizing CRJ Covered Aircraft, for any calendar month, then the reconciliation for such period shall include a payment by United to Contractor in an amount equal to the rates set for in Schedule 2B for each United Cancelled Flight.”

6.	Effective as of August 29, 2013, Section 3.6. (b). (ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Reconciliation of Incentive Markup Payments. Following the end of each month, United and Contractor shall determine whether any Incentive Markup Payment or Incentive Markup Rebate is payable to Contractor by United or by Contractor to United as provided in Section 3.2. With respect to E175 Covered Aircraft, if mi Incentive Markup Payment or Incentive Markup Rebate has been earned by Contractor or United, as the case may be, for a month, then the reconciliation for such month shall include a payment by United to Contractor or by Contractor to United in an amount equal to the Incentive Markup Payment or Incentive Markup Rebate, as the case may be. With respect to CRJ Covered Aircraft, if an Incentive Markup Payment has been earned by Contractor for a month and such markup is different from the assumed “C” level performance used in determining the Prepayment, then the reconciliation for such month shall include a payment by United to Contractor, determined using the actual incentive performance level. With respect to CRJ Covered Aircraft, if an Incentive Markup Rebate has been earned by United for a month, then the reconciliation for such month shall include a payment by Contractor to United, determined using the actual incentive performance level.”

7.	Effective as of August 29, 2013, Section 3.6. (b). (iii). (A) of the Agreement is hereby amended to add a subsection (15), as follows:

“(15) only with respect to the CRJ Covered Aircraft, the actual and reasonable out of pocket third party Aerodata variable mach speed cruise program fees paid by Contractor, (the “Aerodata Fees”)”

8.	Effective as of August 29, 2013, Section 3.6. (b). (iii). (B) of the Agreement is hereby amended to add a subsection (5), as follows:

“(5) The amount of Aircraft Property Taxes included in the Pass-Through Costs for any particular month (pursuant to Section 3.6(b)(iii)(A)(2) will be a fixed amount, as reasonably agreed to between United and Contractor based on historical tax costs allocated under this Agreement.”

9.	Effective as of August 29, 2013, Section 3.6. (b). (iii). (B) of the Agreement is hereby amended to add a subsection (6), as follows:

“(6) The amount of Aerodata Fees included in the Pass-Through Costs for any particular month (pursuant to Section 3.6 (b)(iii)(A)(15) will be equal to the product: (1) the applicable Aerodata fee of [***] per departure set forth on Schedule 3 multiplied by (2) the number of scheduled CRJ Covered Aircraft departures set forth in the Final Monthly Schedule.”

10.

Schedule 2A of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 2A attached hereto and incorporated herein by reference (it being acknowledged that the only changes to such Schedule 2A are to amend the rates “for each block hour” as provided for in Section 2 of this Amendment and to identify different revised rates “for each block hour” depending on the specific percentage which Contractor’s ORD flying for United represents of the Contractor’s entire operation for United).

11.

Schedule 2B of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 2B attached hereto and incorporated herein by reference (it being acknowledged that the only changes to such Schedule 2B are to amend the rates “for each block hour” as provided for in Section 2 of this Amendment and to identify different revised rates “for each block hour” depending on the specific percentage which Contractor’s ORD flying for United represents of the Contractor’s entire operation for United).

12.

Schedule 3 of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 3 attached hereto and incorporated herein by reference (it being acknowledged that the only changes to such Schedule 3 are to amend the placement of the Reconciled Expense terms for Passenger Liability Insurance and to add Aerodata and Aircraft Property Tax as Reconciled Expenses).

13.	Schedule 4 of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 4 attached hereto and incorporated herein by reference.

14.	Effective as of August 29, 2013, Exhibit A of the Agreement is hereby amended to add the following definitions:

“Aerodata Fees - is defined in Section 3.6. (b). (iii). (A)”

“Incentive Markup Rebate - is defined in Section 3.2(f)”

“United Cancelled Flight” - is defined in Section 2.1(c).

15.	Effective as of August 29, 2013, Exhibit A of the Agreement is hereby amended to replace the definition of Special Cause with the following:

“Special Cause - means the following, each of which constitutes breach: (i) a Controllable Completion Factor of [***] (in the case of E175 Covered Aircraft) or [***] (in the case of CRJ Covered Aircraft) or below for each of any three consecutive calendar months or for each of any four calendar months during any period of seven consecutive calendar months, (ii) an On-Time Departure Rate of [***] or below for each of any four consecutive calendar months or for each of any four calendar months during any period of seven consecutive calendar months; provided that all departure delays or cancellations caused by United and resulting from a material and extraordinary event that causes a departure delay or cancellation to similarly situated United or United Express flights not operated by Contractor or its affiliates shall be excluded from such calculation in this clause (ii), and that, for the avoidance of doubt and without limitation, Weather and ATC Delays and Cancels shall not be considered delays caused by United, or (iii) a Performance Level for Controllable Completion Factor or On-Time Departure Rate below a grade of [***] for a period of six (6) consecutive calendar months;”

Except as otherwise specified herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement. This Amendment may be executed in counterparts. Except as expressly amended in this Amendment, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC.

Name: Sandra Pineau-Boddison

Title: SVP United Express

MESA AIR GROUP,INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

SCHEDULE 2A

E175 Covered Aircraft Compensation for Carrier Controlled Costs

The following rates shall apply per corresponding year to all E175 Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents [***] percent or more of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft, and shall become effective at the Actual In- Service Date for each E175 Covered Aircraft; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Year	Category(1)
	for each block hour	for each flight hour	for each scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
2014	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2020	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2023	[***]	[***]	[***]	[***]	[***]	[***]
Jane 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]
Jane 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2026	[***]	[***]	[***]	[***]	[***]	[***]

(1)

The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (¡0 engine maintenance, (ill) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

Effective as of September 20, 2014, the following rates shall apply per corresponding year to all E175 Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents less than [***] percent of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category(1)
Year	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
September 20, 2014	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2020	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2022	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

(1)

The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

SCHEDULE 2B

CRJ Covered Aircraft Compensation for Carrier Controlled Costs

The following rates shall apply to all CRJ Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents [***] percent or more of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft, and shall become effective at the In-Service Date for each CRJ Covered Aircraft:

Category
United Cancelled Flights
	for each block hour	for each aircraft in schedule	for each Scheduled Flight departure	for interrupted trip expense per passenger	for each completed passenger	per aircraft per month	per month	for each block hour for United Cancelled Flight	for each United Cancelled Flight
June 2013	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
January 2014	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 2014	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 201$	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Effective as of September 20, 2014, the following rates shall apply to all CRJ Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents less than [***] percent of the Contractor’s entire United Express operation for United, including both El75 Covered Aircraft and CRJ Covered Aircraft:

Category
United Cancelled Flights
	for each block hour	for each aircraft in schedule	for each Scheduled Flight departure	for interrupted trip expense per passenger	for each completed passenger	per aircraft per month	per month	for each block hour for United Cancelled Flight	for each United Cancelled Flight
September 20, 2014	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE 3

Pass-Through Costs

Category	Reconciled Expense	Section 3 Reference	Driver	Prepayment Rate
Completed Departures	Fuel Services**	Section 3.6(b)(iii)(A)(7)	Departures	*
	Landing Fees**	Section 3.6(b)(iii)(A)(4)	Departures	*
	Navigation Fees**	Section 3.6(b)(iii)(A)(6)	Departures	*
	Aerodata	Section 3.6(b)(iii)(A)(15)	Departures	[***]
	Passenger Liability Insurance	Section 3.6(b)(iii)(A)(3)	Departures	*
Completed Passengers	War Risk Insurance	Section 3.6(b)(iii)(A)(3)	Completed Passenger	*
	Passenger Liability Insurance	Section 3.6(b)(iii)(A)(3)	Completed Passenger	*
Completed Revenue Passenger Miles	War Risk Insurance	Section 3.6(b)(iii)(A)(3)	Per 1000 RPM’s	*
	Aircraft Property Tax	Section 3.6(b)(iii)(A)(2)	Fixed per month	*
	Non-Expendable Parts	Section 3.6(b)(iii)(A)(9)	As incurred	*
	Engine Maintenance Expenses	Section 3.6(b)(iii)(A)(10)	As incurred	*
	Airframe Heavy Checks	Section 3.6(b)(iii)(A)(11)	As incurred	*
	Landing Gear Maintenance Expenses	Section 3.6(b)(iii)(A)(12)	As incurred	*
	APU Maintenance Expenses	Section 3.6(b)(iii)(A)(13)	As incurred	*
	Towing Expense above the Towing Baseline	Section 3.6(b)(iii)(A)(14)	As incurred	*

*        The “Prepayment Rates” reflected above in this Schedule 3 shall be determined annually by the parties acting reasonably and may be confirmed by e-mail exchange or other writing by the parties and may otherwise be adjusted from time to time, upon the mutual agreement of the parties (and confirmed by e-mail exchange or other writing), to reflect a closer approximation of the actual reconciled amounts of such Pass-Through Costs.

**        Fuel Services shall constitute a Pass-Through Cost only if United shall not have elected to procure Fuel Services for or on behalf of Contractor pursuant to clause (ii) of Section 4.12(b).

***      Landing few shall constitute a Pass-Through Cost only if United elects to have Contractor pay for landing fees pursuant to Section 4.24(b).

SCHEDULE 4

Incentive Compensation

Markup Amount, Markup Percentages and Performance Grade Widths

Markup Amounts for E175 Covered Aircraft

Level of Performance Markup Amounts
Performance Metric	A	B	C	D	D1	D2
On-Time Departure Rate (“On-Time Zero”)	[***]	[***]	[***]	[***]	[***]	[***]
Controllable Completion Factor	[***]	[***]	[***]	[***]	[***]	[***]
Customer Satisfaction July 1, 2014	[***]	[***]	[***]	[***]	[***]	[***]
Customer Satisfaction 2015	[***]	[***]	[***]	[***]	[***]	[***]
Markup Percentages and Amounts for CRJ Covered Aircraft
Level of Performance Markup Percentage and Markup Amounts
Performance Metric	A	B	C	D	D1	D2
On-Time Departure Rate (“On-Time Zero”)	[***]	[***]	[***]	[***]	[***]	[***]
Controllable Completion Factor	[***]	[***]	[***]	[***]	[***]	[***]
Customer Satisfaction July 1, 2014	[***]	[***]	[***]	[***]	[***]	[***]
Customer Satisfaction 2015	[***]	[***]	[***]	[***]	[***]	[***]
Performance Grade Widths
Performance Grade Widths
Performance Metric	Bottom of A	Bottom of B*	Bottom of C	Bottom of D	Bottom of D1	Level D2
On-Time Departure Rate (“On-Time Zero”)	[***]	X	[***]	Anything Below C	N/A	N/A
Controllable Completion Factor	[***]	Y	[***]	Anything Below C	N/A	N/A
Customer Satisfaction	[***]	Z	[***]	[***]	[***]	Anything Below D1

* X, Y, Z= Contractor’s Monthly Operating Goal for the Operating Category